SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

PRIMECAP ODYSSEY FUNDS

(Name of Registrant as Specified in its Charter)

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Proxy Materials
PLEASE CAST YOUR VOTE NOW!
PRIMECAP ODYSSEY FUNDS
PRIMECAP Odyssey Stock Fund
PRIMECAP Odyssey Growth Fund
PRIMECAP Odyssey Aggressive Growth Fund

177 East Colorado Boulevard, 11th Floor, Pasadena, California 91105 (833) 501-4705
Dear Shareholder:
We are writing to let you know that a special meeting of shareholders of the PRIMECAP Odyssey Stock Fund, the PRIMECAP Odyssey Growth Fund, and the PRIMECAP Odyssey Aggressive Growth Fund (each a “Fund” and together, the “Funds”), each a series of PRIMECAP Odyssey Funds (the “Trust”) will be held on October 18, 2023. The purpose of the meeting is to provide you with the opportunity to vote on the election of four Trustees of the Funds. This package contains information about the proposal and the materials to use when casting your vote.
Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. The proposal has been carefully reviewed by the Board of Trustees of the Trust (the “Trustees”). The Trustees, most of whom are not affiliated with the Funds’ investment adviser, PRIMECAP Management Company (“PRIMECAP”), are responsible for protecting your interests as a shareholder. The Trustees recommend that you vote FOR the proposal.
The questions and answers on the next two pages are provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed proxy statement.
Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign each card before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.
Sincerely,

/s/ Joel P. Fried	/s/ Theo A. Kolokotrones
Joel P. Fried Co-Chief Executive Officer	Theo A. Kolokotrones Co-Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 18, 2023
PRIMECAP ODYSSEY FUNDS
c/o U.S. Bank Global Fund Services
777 East Wisconsin Avenue, 10th Floor
Milwaukee, Wisconsin 53202
833‑501‑4705

To the Shareholders of PRIMECAP ODYSSEY FUNDS, consisting of the following mutual funds:

PRIMECAP Odyssey Stock Fund
PRIMECAP Odyssey Growth Fund
PRIMECAP Odyssey Aggressive Growth Fund
(the “Funds”)

A Special Meeting of Shareholders (the “Meeting”) of PRIMECAP Odyssey Funds (the “Trust”) will be held at the 177 E. Colorado Boulevard, Suite #200, Pasadena, California 91105 on October 18, 2023, at 10:30 a.m. Pacific time.
The purpose of the Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof.
1.To elect four nominees to the Board of Trustees of the Trust.
Shareholders may also be asked to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.
The Board of Trustees has fixed the close of business on September 1, 2023 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.
By order of the Board of Trustees,

Michael J. Ricks
Secretary
Pasadena, California
September 25. 2023

Your vote is important – please vote your shares promptly.
Telephone and internet voting instructions can be found on the enclosed proxy card or shareholders can indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in PRIMECAP Management Company (“PRIMECAP”) and look forward to helping you achieve your financial goals.
What am I being asked to vote on?
The Board of Trustees of the PRIMECAP Odyssey Funds (the “Trust”), with the support of PRIMECAP, proposes to add three new trustees (“Proposed Trustees”) to the Board of Trustees of the Trust (the “Board”). If elected, one of the Proposed Trustees would be an “interested person” of the Trust as defined by the 1940 Act (an “Interested Trustees”) by virtue of his employment by PRIMECAP, and two of the Proposed Trustees would be Trustees who are not “interested persons” of the Trust (“Independent Trustees”). In connection with this decision, you are also being asked to ratify the appointment of one of the current Independent Trustees who has not previously been elected by the shareholders.
What is the affiliation between the Board and PRIMECAP?
The Board of Trustees is currently composed of one Interested Trustee, who is an employee of PRIMECAP, and six Independent Trustees. However, two Independent Trustees have indicated their intention to resign from the Board of Trustees after the election of the new Trustees. With the addition of the three Proposed Trustees, and after the resignation of the two current Trustees, there would be six Independent Trustees and two Interested Trustees on the Board.
Will the Trustees that currently oversee my Funds change?
The experienced executives who currently serve as Trustees on the Board will continue to serve as Trustees, meeting throughout the year to oversee the activities of the Trust’s three Funds; however, as noted above, two Independent Trustees have indicated their intention to resign from the Board of Trustees after the election of the new Trustees. In addition, three additional experienced executives – the proposed two new Independent Trustees and one new Interested Trustee – will join the Board if they are elected by the shareholders. The Trustees expect that the environment of strong governance of the Funds and protection of the interests of Fund shareholders will continue with the addition of the new Trustees.
What role does the Board play generally?
The Trustees serve as representatives of the Funds’ shareholders. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders. The Trustees review the Funds’ performance, oversee the Funds’ activities, consider policy changes, and review contractual arrangements with companies that provide services to the Funds.
Are Board members paid?
Each Independent Trustee receives a fee for his or her service on the Board. You can find the compensation table, which details fees that have been paid to the Trustees, in the proxy statement. Interested Trustees do not receive compensation from the Trust for their service as Trustees.
Has the Funds’ Board of Trustees approved the proposals?
The Board of Trustees has unanimously approved the proposals to confirm the prior appointment of one Trustee and to elect an additional three Trustees, and recommends that you also vote to approve this proposal.

Who is Broadridge Financial Solutions, Inc.?
Broadridge Financial Solutions, Inc. is a third party proxy vendor that PRIMECAP hired to call shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached – which currently is one-third of the interests entitled to vote in person or by proxy at the shareholder meeting. If a quorum is not attained, the meeting must adjourn to a future date. PRIMECAP attempts to reach shareholders via multiple mailings to remind them to cast their votes. As the meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the shareholder meeting does not have to be postponed.
Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.
Who is paying for this proxy mailing and for the other solicitation costs associated with this shareholder meeting?
The expenses in connection with preparing the proxy statement and its enclosures and all solicitations will be paid by the Trust.
How many votes am I entitled to cast?
In the “Outstanding Shares” section of this Proxy Statement, the number of shares of each Fund that were outstanding at the close of business on September 1, 2023 (the “Record Date”) is listed. Shareholders of a Fund as of that time are entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder’s shares of the Fund (with proportional fractional votes for fractional shares).
How do I vote my shares?
You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions. In addition, you may vote through the internet by visiting www.proxyvote.com and following the online instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call PRIMECAP at 1-833‑501‑4705. Of course, you may vote in person by attending the shareholder meeting on October 18, 2023.
If I vote by mail, how do I sign the proxy card?
Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.
Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.
All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

PRIMECAP ODYSSEY FUNDS
177 East Colorado Boulevard, 11th Floor, Pasadena, California 91105.

PRIMECAP ODYSSEY FUNDS
PRIMECAP Odyssey Stock Fund
PRIMECAP Odyssey Growth Fund
PRIMECAP Odyssey Aggressive Growth Fund

PROXY STATEMENT

September 15, 2023

FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 18, 2023

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of PRIMECAP Odyssey Funds (the “Trust”) to be used at the special meeting of shareholders of the Trust and at any adjournments thereof (the “Meeting”), to be held on October 18, 2023 at 10:30 a.m. Pacific time at 177 E. Colorado Boulevard, Suite #200, Pasadena, California 91105.
The Meeting is being held to vote on the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof:
1.To elect four nominees to the Board of Trustees of the Trust.
The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about September 25, 2023. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or personal interview by representatives of the Trust. In addition, Broadridge Financial Solutions, Inc. (“Broadridge”) may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Trust. The Trust also may also arrange to have votes recorded by telephone. Broadridge may be paid on a per-call basis for vote-by-phone solicitations on behalf of the Trust.
If the Trust records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the Trust. The principal business address of PRIMECAP is 177 East Colorado Boulevard, 11th Floor, Pasadena, California 91105.
If you execute and return the enclosed proxy, or vote by internet or telephone, you may nevertheless revoke your vote at any time before it is used, by written notification to the Trust, executing a later-dated proxy, by delivering a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.
All proxies solicited by the Board of Trustees that are properly executed and received by the Trust’s Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions on the proxies. If no instruction is made on a properly executed proxy, it will be voted FOR the Proposal. All shares that are voted and all votes to WITHHOLD AUTHORITY will be counted towards establishing a quorum, as will broker non-votes (returned proxies for shares held in the name of a broker for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter).

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions. If IRA shareholders do not vote their shares, the IRA custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.
A quorum is one third of the interests entitled to vote in person or by proxy at the shareholder meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those interests present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all interests that they are entitled to vote with respect to the Proposal.
Appendix A to this Proxy Statement shows the number of shares of each investment portfolio of the Trust (each a “Fund”) that are issued and outstanding as of September 1, 2023. Substantial (5% or more) record and/or beneficial ownership of each Fund on September 1, 2023, to the knowledge of the Trust, is detailed in Appendix A. Other than disclosed in Appendix A, to the knowledge of the Trust no other shareholder owned of record or beneficially more than 5% of the outstanding shares of any Fund on that date.
Shareholders of record of the Trust at the close of business on September 1, 2023 will be entitled to vote at the Meeting. Shareholders of a Fund as of that time are entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder’s shares of the Fund (with proportional fractional votes for fractional shares).
For a free copy of the Trust’s latest annual and/or semiannual reports, contact PRIMECAP at 1‑833‑501‑4705, visit PRIMECAP’s website at www.odysseyfunds.com or write to PRIMECAP Odyssey Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

PROPOSAL 1.    ELECTION OF FOUR NOMINEES TO THE BOARD OF TRUSTEES OF THE TRUST
The Board currently has seven members: Benjamin F. Hammon, Wayne H. Smith, Joseph G. Uzelac, Elizabeth D. Obershaw, J. Blane Grinstead, Michael Glazer, and Joel P. Fried. Mr. Glazer has served on the Board since October 2019 and Mr. Grinstead has served on the Board since March 2019, when they were appointed by the Board in accordance with Section 16(a) of the Investment Company Act of 1940 (the “1940 Act”). Under the 1940 Act, their appointments as Trustees were not required to be approved by shareholders.
At a meeting held on August 23, 2023, the Nominating and Governance Committee, which consists solely of Trustees who are not “interested persons” of the Trust (“Independent Trustees”) as defined in the 1940 Act, recommended Mr. Steven Paul Cesinger, Ms. LeSans Heard Montgomery, and Mr. Alfred W. Mordecai for election as additional Trustees of the Trust. The Committee also recommended that Mr. Glazer be nominated for election by shareholders as he had not previously been elected by shareholders. The Board reviewed the recommendation of the Committee, and at a meeting held on August 23, 2023, approved the nomination of Mr. Cesinger, Ms. Montgomery, Mr. Mordecai, and Mr. Glazer for election by shareholders.
The assets managed by the Trust have grown over time, and the broader mutual fund marketplace continues to expand and evolve. After discussion with management of the Trust, the current Trustees have decided to expand the size of the Board to ensure that the Trust’s shareholders continue to be well-served by Trustees in the years ahead. As indicated under “Trustees and Officers” below, Mr. Cesinger and Ms. Montgomery each have considerable business experience, and Mr. Mordecai has significant experience as an executive of PRIMECAP. The Trustees expect that the environment of strong governance of the Trust and protection of the interests of Trust shareholders will continue with the addition of the new Trustees. Two current members of the Board of Trustees, Mr. Hammon and Mr. Grinstead, have indicated their intention to resign as Trustees of the Trust after the election of the new Trustees.
The current members of the Board do not have the power to appoint any of Mr. Cesinger, Ms. Montgomery or Mr. Mordecai as additional Trustees without the approval of the shareholders of the Trust. The 1940 Act provides that an additional Trustee may be appointed by the Board only if, after his or her appointment, at least two thirds of the Trustees have been elected by the shareholders. Mr. Grinstead and Mr. Glazer have previously been appointed to the Board without shareholder approval. As the appointment of any of Mr. Cesinger, Ms. Montgomery or Mr. Mordecai would result in less than two thirds of the Board having been elected by the shareholders of the Trust, any of Mr. Cesinger, Ms. Montgomery, or Mr. Mordecai must be elected by the shareholders in order to serve as a Trustee of the Trust. Section 16(a) of the 1940 Act also requires that if at any time less than a majority of then serving Trustees has been elected by shareholders, then the Trust must, within 60 days, hold a shareholder meeting to elect sufficient Trustees to the Board so that a majority of the Board will have been elected by shareholders.
Vote Required
Each nominee will be elected as a Trustee of the Trust if a majority of the interests of the Funds represented at the meeting (without regard to Fund) vote in favor of electing the nominee, provided a quorum is present (a quorum is one third of the outstanding interests). Mr. Cesinger, Ms. Montgomery, and Mr. Mordecai have indicated that they will be able and willing to serve as Trustees if elected. If for any reason any of them becomes unable to serve before the Meeting, proxies will be voted for a substitute nominated by the Board unless you instruct otherwise. If none of them is approved by shareholders, the Board’s composition will remain the same and the Trustees will not be able to appoint any additional Trustees.
Ratification of the prior appointment of Mr. Glazer requires approval by a majority of the interests represented at the Meeting (without regard to Fund), provided a quorum is present. If shareholders do not ratify the appointment of Mr. Glazer, he would continue to serve on the Board as an Independent Trustee; however, he would not be considered to have been elected by shareholders for purposes of the 1940 Act.
THE BOARD RECOMMENDS THAT THE SHAREHOLDERS ELECT THE NOMINEES AS TRUSTEES OF THE TRUST.

TRUSTEES AND OFFICERS
Certain information regarding the current Trustees, the nominees for election as an additional Trustees, and the executive officers of the Trust is set forth below. Each Trustee holds office until the Trust is terminated unless he or she resigns or is removed. Any Trustee may resign at any time, and may be removed with or without cause by the vote of the holders of two thirds of the outstanding share of the Trust or two thirds of the other Trustees. Each officer serves until he or she resigns or is removed by the Board of Trustees.
The Current Board of Trustees
“Independent” Trustees. The table below sets forth certain information about each of the Trustees of the Trust who is not an “interested person” of the Trust as defined in the 1940 Act (“Independent Trustees”). The address for each Independent Trustee is 177 East Colorado Boulevard, 11th Floor, Pasadena, California 91105.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [1]	Other Directorships Held by Trustee During Past 5 Years
Benjamin F. Hammon Age: 88	Chairman of the Board and Trustee	Indefinite; Since September 2004	Retired; private investor	3	None
Wayne H. Smith Age: 82	Chairman of the Audit Committee and Trustee	Indefinite; Since September 2004	Retired; private investor	3	None
Joseph G. Uzelac Age: 78	Trustee	Indefinite; Since October 2007	Retired; private investor	3	None
Elizabeth D. Obershaw Age: 63	Trustee	Indefinite; Since June 2008	Consultant; Formerly, Managing Director, Horsley Bridge Partners, an investment advisor	3	None
J. Blane Grinstead Age: 68	Trustee	Indefinite; Since March 2019	Retired; private investor	3	Orenda, Inc.,a renewable energy technology company (May 2020 –Present).
Michael Glazer Age: 82	Trustee	Indefinite; Since October 2019	Retired; Formerly, Partner and Senior Counsel, Morgan, Lewis & Bockius LLP	3	None
1 Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.

“Interested” Trustee. The table below sets forth certain information about the Trustees of the Trust who is an “interested person” of the Trust as defined by the 1940 Act (“Interested Trustee”). The address for the Interested Trustee is 177 East Colorado Boulevard, 11th Floor, Pasadena, California 91105.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
Joel P. Fried[2] Age: 61	Co-Chief Executive Officer and Trustee	Indefinite; Since September 2004	President, Director, and Portfolio Manager, PRIMECAP Management Company	3	None
1 Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.
2 Mr. Fried is an “interested person” of the Trust, as defined by the 1940 Act, because of his employment with PRIMECAP Management Company, the investment advisor to the Trust.
Trustee Nominees

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
Independent Trustee Nominees
Steven Paul Cesinger Age: 60	Trustee Nominee	Indefinite; Since October 2023	Global Co-Founder and Chief Capital Officer, Valor Hospitality Partners, a hospitality acquisition development and management company; Chairman of the Board of Valor Hospitality Holdings, LLC	3	None
LeSans Heard Montgomery Age: 56	Trustee Nominee	Indefinite; Since October 2023	Licensed Realtor and Real Estate Consultant, RE/MAX Select Realty; Member, Board of Property Assessment Appeals and Review, Allegheny County, Pennsylvania (2020-present); Formerly Principal, Heard’s Tree Service	3	None
Interested Trustee Nominee
Alfred W. Mordecai[2] Age: 55	Co-Chief Executive Officer and Trustee, Nominee	Indefinite; Since October 2023	Vice Chairman, Director, and Portfolio Manager, PRIMECAP Management Company	3	None
1 Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.
2 Mr. Mordecai is an “interested person” of the Trust, as defined by the 1940 Act, because of his employment with PRIMECAP Management Company, the investment advisor to the Trust.

Executive Officers
The table below sets forth certain information about each of the Trust’s executive officers. The address for each executive officer is 177 East Colorado Boulevard, 11th Floor, Pasadena, California 91105.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years
Theo A. Kolokotrones Age: 77	Co-Chief Executive Officer	Indefinite; Since September 2004	Chairman, Director, and Portfolio Manager, PRIMECAP Management Company
Joel P. Fried Age: 61	Co-Chief Executive Officer and Trustee	Indefinite; Since September 2004	President, Director, and Portfolio Manager, PRIMECAP Management Company
Alfred W. Mordecai Age: 55	Co-Chief Executive Officer	Indefinite; Since October 2012	Vice Chairman, Director, and Portfolio Manager, PRIMECAP Management Company
Michael J. Ricks Age: 45	Chief Financial Officer, Secretary, Chief Administrative Officer	Indefinite; Since March 2011	Director of Fund Administration, PRIMECAP Management Company (since March 2011); Chief Compliance Officer, PRIMECAP Odyssey Funds (February 2019 - February 2020); Chief Compliance Officer PRIMECAP Management Company (March 2019 - March 2020).
Jennifer Ottosen Age: 63	Chief Compliance Officer, AML Compliance Officer	Indefinite; Since February 2020	Chief Compliance Officer, PRIMECAP Odyssey Funds (February 2020 - Present); Chief Compliance Officer, PRIMECAP Management Company (March 2020 - present); Sr. Compliance Officer, PRIMECAP Management Company (May 2019 to March 2020); CCO Dividend Assets Capital, LLC (October 2016 - May 2019).
The Board of Trustees
The Board met four times during the fiscal year ended October 31, 2022. During the fiscal year, all of the current Trustees attended 100% of the Board’s meetings and the meetings of the committees on which they served.
Additional Information Concerning the Board of Trustees
The Board of Trustees has responsibility for the overall management and operations of the Trust. The Board establishes the Trust’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.
The current Trustees were selected with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.
The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Fried satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act and, as to Mr. Fried, his position with PRIMECAP Management Company, the investment advisor to the Trust. In addition, the following specific experience, qualifications, attributes, and/or skills apply as to each Trustee: Mr. Hammon, executive experience with Salomon Smith Barney, an investment bank and brokerage firm (1963 - 1998); Mr. Smith, executive and financial officer experience with Avery Dennison Corporation, a publicly traded operating company (1979 - 2002); Mr. Uzelac, executive experience with Lehman Brothers Global Investment Bank, an investment bank and brokerage firm (1988 - 2007); Ms. Obershaw, senior executive experience with Horsley Bridge Partners, an investment advisor (2007 - 2021), and experience as chief investment officer of Hewlett-Packard Company, a publicly traded operating company (1991 - 2007); Mr. Grinstead, senior executive experience as director of benefit investments and chief investment officer of Caterpillar Inc., a publicly traded operating company (1979 - 2012); Mr. Fried, investment management experience as an executive and portfolio manager with PRIMECAP Management Company (1986 - present); and Mr. Glazer, legal experience with registered investment companies as a partner and senior counsel with Morgan, Lewis & Bockius LLP (2014 - September 2019) and other law firms (1988 - 2014).
The following specific experience, qualifications, attributes, and/or skills apply to each Trustee nominee: Mr. Cesinger, senior executive and financial officer experience with Valor Hospitality Partners (2012 - present); Ms. Montgomery, finance and management experience as a licensed realtor and real estate consultant at RE/MAX Select Realty and other firms (2004 - present) and strategic planning and business experience from positions with various companies (1989 - 2002); and Mr. Mordecai, investment management experience as an executive and portfolio manager with PRIMECAP Management Company (1997 - present).
In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition, seeking to ensure that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Trust. The summaries set forth above as to the qualifications, attributes, and skills of the Trustees are required by the registration form adopted by the Commission, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.
The Independent Trustees currently comprise 86% of the Board, and Benjamin Hammon, an Independent Trustee, serves as Chairman of the Board. The Chairman serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. Mr. Hammon has indicated his intention to resign from the Board of Trustees after the election of the new Trustees, and the Board intends to elect Elizabeth Obershaw, an Independent Trustee, as the Chairman of the Board upon Mr. Hammon’s resignation.Through the committees of the Board, the Independent Trustees consider and address important matters involving each Fund, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations and the special obligations of the Independent Trustees. The Board believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.
Trustee Ownership of Securities
The table below sets forth the extent of each Trustee’s beneficial interest in shares of the Funds as of December 31, 2022. For purposes of this table, beneficial interest includes any direct or indirect pecuniary interest in securities issued by the Trust and includes shares of any of the Funds held by members of a Trustee’s immediate family.

Ownership of Securities	Joel P. Fried Interested Trustee	Benjamin F. Hammon Independent Trustee	Wayne H. Smith Independent Trustee	Joseph G. Uzelac Independent Trustee	Elizabeth D. Obershaw Independent Trustee	J. Blane Grinstead Independent Trustee	Michael Glazer, IndependentTrustee
PRIMECAP Odyssey Stock Fund	e	e	b	d	d	e	a
PRIMECAP Odyssey Growth Fund	e	e	c	d	c	e	c
PRIMECAP Odyssey Aggressive Growth Fund	e	e	e	e	a	e	a
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	e	e	e	e	d	e	c
Note: a = None b = $1 - $10,000 c =$10,001 - $50,000 d = $50,001 - $100,000 e =Over $100,000

The table below sets forth the extent of each Proposed Trustee’s beneficial interest in shares of the Funds as of July 31, 2023. For purposes of this table, beneficial interest includes any direct or indirect pecuniary interest in securities issued by the Trust and includes shares of any of the Funds held by members of a Proposed Trustee’s immediate family.

Ownership of Securities	Steven Paul Cesinger Independent Trustee Nominee	LeSans Heard Montgomery Independent Trustee Nominee	Alfred W. Mordecai Interested Trustee Nominee
PRIMECAP Odyssey Stock Fund	d	a	e
PRIMECAP Odyssey Growth Fund	a	a	e
PRIMECAP Odyssey Aggressive Growth Fund	a	a	e
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	d	a	e
Note: a = None b = $1 - $10,000 c =$10,001 - $50,000 d = $50,001 - $100,000 e =Over $100,000
As of January 31, 2023, Trustees, Trustee Nominees and officers of the Trust, including Mr. Cesinger, Ms. Montgomery, and Mr. Mordecai as a group beneficially owned less than one percent of the outstanding shares of each of the PRIMECAP Odyssey Stock Fund, the PRIMECAP Odyssey Growth Fund, and the PRIMECAP Odyssey Aggressive Growth Fund.
Board Committees
Audit Committee. The Board of Trustees has an Audit Committee which oversees the Trust’s accounting and financial reporting policies and practices and its internal controls, and the quality and objectivity of the Trust’s financial statements and the audit thereof. The Committee also acts as the Trust’s “qualified legal compliance committee.” The Audit Committee currently consists of each of the Independent Trustees. The Audit Committee met twice during the Funds’ fiscal year ended October 31, 2022.
Nominating and Governance Committee. The Board of Trustees has a Nominating and Governance Committee (the “Nominating Committee”) which is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time. The Nominating Committee is also responsible for reviewing policy matters affecting the operation of the Board and Board Committees and makes such recommendations to the Board as deemed appropriate by the Nominating Committee. The Nominating Committee is comprised of each of the Independent Trustees. The Nominating Committee did not meet during the Funds’ fiscal year ended October 31, 2022.
The Board has adopted the following procedures by which shareholders may recommend nominees to the Board of Trustees. While the Nominating Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee (1) beneficially owns more than 5% of the Trust’s voting shares; (2) has held such shares continuously for two years; and (3) is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Trust). Such suggestions must be sent in writing to the Trust’s Secretary and must be accompanied by the shareholder’s contact information, the nominee’s contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, as amended, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if so designated by the Nominating Committee and the Board of Trustees.

Risk Management
Consistent with its responsibility for oversight of the Trust in the interests of shareholders, the Board among other things oversees risk management of the Funds’ investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to PRIMECAP Management Company the importance of maintaining vigorous risk management programs and procedures.
The Trust faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance, and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance, or reputation of the Trust or a Fund. Under the overall supervision of the Board, PRIMECAP Management Company and other service providers to the Trust employ a variety of processes, procedures, and controls to identify various of those possible events or circumstances, to ensure such risks are appropriate, and where appropriate to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures, and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, management of PRIMECAP Management Company, and other service providers (such as the Trust’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ investment objectives, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.
Trustee Compensation
The trustees of the Trust who are not officers or employees of the Trust or PRIMECAP Management Company are entitled to receive from the Trust an annual retainer of $110,000 paid in four equal installments. For their service to the Funds, the Board Chairman and the Audit Committee Chairman receive an additional $20,000 and $10,000, respectively, on an annual basis. All Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. No other compensation or retirement benefits are received by any Trustee or officer from the Funds. The following table represents compensation paid to Trustees during the fiscal year ended October 31, 2022:

Name, Position	Aggregate Compensation from the PRIMECAP Odyssey Funds	Total Compensation from Trust and Fund Complex[1] Paid to Trustees
Benjamin F. Hammon, Independent Trustee	$130,000	$130,000
Wayne H. Smith, Independent Trustee	$120,000	$120,000
Joseph G. Uzelac, Independent Trustee	$110,000	$110,000
Elizabeth D. Obershaw, Independent Trustee	$110,000	$110,000
J. Blane Grinstead, Independent Trustee	$110,000	$110,000
Michael Glazer, Independent Trustee	$110,000	$110,000
Joel P. Fried, Interested Trustee and Co-Chief Executive Officer	None	None

GENERAL INFORMATION
Solicitation of Proxies
In addition to solicitation of proxies by mail, certain officers of the Trust, officers and employees of PRIMECAP, or other representatives of the Trust, who will not be paid for their services, may also solicit proxies by telephone or in person. The Trust has engaged Broadridge to assist in the solicitation of proxies. The services to be provided by Broadridge include solicitation, tabulation, web hosting, printing, and mailing. The Shareholders will pay for the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of Broadridge. The Shareholders also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting materials to their principals. The anticipated expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses are approximately $502,000 and will be paid by the Funds.
Voting Procedures
You can vote by mail, on the Internet or by phone by following the instructions on your proxy card, or in person at the Meeting. To vote by mail, sign and send us the enclosed proxy card in the envelope provided. Please sign the proxy card according to the following instructions:
Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card.
Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown on the account registration shown on the proxy card.
All Other Accounts: The person signing must indicate his or her capacity (e.g. a trustee for a trust or other entity should sign “Trustee” after their name).
To vote by phone, please call the toll-free number printed on your proxy card and following the recorded instructions. To vote online, please visit the website found on your proxy card and following the online instructions.
Shares represented by timely and properly executed proxies will be voted as specified. If you do not specify your vote with respect to a particular matter, the proxy holder will vote your shares in accordance with the recommendation of the Trustees. You may revoke your proxy at any time before it is exercised by sending a written revocation to the Secretary of the Trust, by timely voting a later-dated proxy by phone, internet or mail, or by attending the Meeting and voting in person. Attendance at the Meeting alone, however, will not revoke the proxy.
Each voting interest will be entitled to one vote. “Voting interests” means the number of shares of the Funds outstanding multiplied by the net asset value per share of such shares voted in the aggregate.
Quorum and Adjournment
One third of the voting interests of the Trust entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business for the Trust at the Meeting.
If a quorum is not present or sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal. In addition, if the persons named as proxies determine it is advisable to defer action on proposal the persons named as proxies may propose one or more adjournments of the Meeting in order to defer action on the proposal as they deem advisable.

SERVICE PROVIDERS
Investment Adviser
PRIMECAP Management Company
177 East Colorado Boulevard, 11th Floor
Pasadena, CA 91105
Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
Principal Underwriter
ALPS Distributors Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP (the “Auditor”) serves as the independent registered public accounting firm for the Trust. The Auditor provides audit services and tax return preparation and assistance. Its office is located at 601 South Figueroa Street, Suite 900, Los Angeles, California 90017.
Audit Fees
For each Fund’s two most recent fiscal years ended 2021 and 2022, as appropriate, aggregate fees billed by the Auditor for the audit of the Fund’s annual financial statements and services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for those two fiscal years were $142,888 and $156,071, respectively.
Audit-Related Fees
The Auditor did not perform any assurance or services related to the performance of the audits of each Fund’s financial statements for the two most recent fiscal years ended 2021 and 2022, as appropriate, which are not set forth under “Audit Fees” above.
Tax Fees
The Auditor prepared each Fund’s federal and state income tax returns for the two most recent fiscal years ended in 2021 and 2022, as appropriate. Aggregate fees billed to the Trust by the Auditor for professional services for tax compliance, tax advice, and tax planning were $17,526 and $18,927, respectively. All of these fees were required to be approved by the Audit Committee.
All Other Fees
The Auditor neither performed services for the Trust nor delivered any products to the Trust for each Fund’s two most recent fiscal years ended in 2021 or 2022, as appropriate, other than as set forth above.

Pre-Approval of Certain Services
The Audit Committee Charter requires pre-approval by the Trust of all audit and permissible non-audit services to be provided to the Trust by the Auditor, including fees. Accordingly, all of these non-audit services were required to be pre-approved, and all of these non-audit services were pre-approved by the Audit Committee.
Non-Audit Fees Paid by Investment Adviser and its Affiliates
For each Fund’s two most recent fiscal years ended in 2021 and 2022, as appropriate, the Auditor did not bill for any non-audit fees except for the preparation of each Fund’s federal and state income tax returns for such fiscal years as set forth above, and did not bill the Funds’ investment adviser or any affiliate that provided ongoing services to the Fund for any non-audit fees.

APPENDIX A

Outstanding Shares

Shareholders of each of the Funds at the close of business on September 1, 2023, will be entitled to be present and vote at the Meeting. As of that date, the following numbers of shares of each Fund were outstanding:

Fund	Shares Outstanding and Entitled to Vote
PRIMECAP Odyssey Stock Fund	159,260,636.59
PRIMECAP Odyssey Growth Fund	180,532,728.46
PRIMECAP Odyssey Aggressive Growth Fund	166,875,535.95

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. The following tables list record holders who are principal shareholders and control persons of the Funds as of September 1, 2023. The Funds have no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

Principal Holders of the PRIMECAP Odyssey Stock Fund
Name and Address	% Ownership	Type of Ownership	Control Person
National Financial Services LLC For the Exclusive Benefit of its Customers Attn: Mutual Funds Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	25.25%	Record	No
Edward D. Jones & Co. Attn: Terrence Spencer For the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3710	17.49%	Record	No
Charles Schwab Co. Reinvest Account 211 Main Street San Francisco, CA 94105-1901	17.74%	Record	No
TD Ameritrade Exclusive Benefit of its Clients P.O. Box 2226 Omaha, NE 68103-2226	8.45%	Record	No

Principal Holders of the PRIMECAP Odyssey Growth Fund
Name and Address	% Ownership	Type of Ownership	Control Person
National Financial Services LLC For the Exclusive Benefit of its Customers Attn: Mutual Funds Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	24.23%	Record	No
Charles Schwab Co. Reinvest Account 211 Main Street San Francisco, CA 94105-1901	23.52%	Record	No
Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482-1170	9.66%	Record	No
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	7.07%	Record	No
LPL Financial Omnibus Customer Account Attn: Lindsay O Toole 4707 Executive Drive San Diego, CA 92121-3091	5.18%	Record	No

Principal Holders of the PRIMECAP Odyssey Aggressive Growth Fund
Name and Address	% Ownership	Type of Ownership	Control Person
National Financial Services LLC For the Exclusive Benefit of its Customers Attn: Mutual Funds Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	27.19%	Record	Yes
Charles Schwab Co. Reinvest Account 211 Main Street San Francisco, CA 94105-1901	17.44%	Record	No
Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482-1170	14.98%	Record	No
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	5.03%	Record	No

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V23095-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends a vote FOR each nominee	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.
1. To Elect 4 nominees to the Board of Trustees				
01) Michael Glazer 02) Steven Paul Cesinger 03) LeSans Heard Montgomery 04) Alfred W. Mordecai	☐	☐	☐	______________________

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders To Be Held on October 18, 2023:
The Notice of Special Meeting of Shareholders and Proxy Statement is available at www.proxyvote.com

V23096-TBD

PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
PRIMECAP ODYSSEY GROWTH FUND
PRIMECAP ODYSSEY STOCK FUND
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
ON OCTOBER 18, 2023

This proxy is solicited by the Board of Trustees of The PrimeCap Odyssey Funds for use at a Special Meeting to be held at 10:30 a.m. PDT, on October 18, 2023 at the offices of The PrimeCap Odyssey Funds, located at 177 E. Colorado Boulevard, Suite #200 Pasadena, California 91105. The proposal for the fund (set forth on the reverse side of this proxy card) has been approved by the Board of Trustees and recommended for approval by shareholders.

The undersigned hereby appoints Michael J Ricks and Julietta Martikyan, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting and at any and all adjourned or postponed sessions thereof, all shares of the fund that the undersigned is entitled to vote at the Special Meeting.

If you sign and return this proxy card it will be voted as specified. If you sign and return this proxy and no specification is made, this proxy shall be voted FOR the proposal.

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE